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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2004

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



                              000-25132 25-1741849
          (Commission File Number) (I.R.S. Employer Identification No.)

                            14, RUE DE LA COLOMBIERE
                             1260 Nyon, SWITZERLAND
                    (Address of principal executive offices)

                               ROUTE DU BOIRON 65
                             1260 Nyon, SWITZERLAND
                                (Former Address)

                               150 CHESTNUT STREET
                         PROVIDENCE, RHODE ISLAND 02903
                                (Former Address)

                         706 GIDDINGS AVENUE, SUITE 1 C
                         ANNAPOLIS, MARYLAND 21401-1472
                                (Former Address)

                       50-52 AVENUE DU CHANOINE CARTELLIER
                         69230 SAINT-GENIS LAVAL, FRANCE
                                (Former Address)


                               011 41 22 363 13 10
              (Registrant's telephone number, including area code)

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This report contains forward-looking statements that involve risks and uncertainties. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward looking statements concern matters that involve risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Words such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue" or similar words are intended to identify forward looking statements, although not all forward looking statements contain these words.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are under no duty to update any of the forward-looking statements after the date hereof to conform such statements to actual results or to changes in our expectations.

Readers are urged to carefully review and consider the various disclosures made by us which attempt to advise interested parties of the factors which affect our business, including without limitation disclosures made under the captions "Management Discussion and Analysis of Financial Condition and Results of Operations," "Risk Factors," "Consolidated Financial Statements" and "Notes to Consolidated Financial Statements" included in the Company's annual report on Form 10-K for the year ended December 31, 2003 and in our Registration Statement on Form S-1 dated May 22, 2002, as amended.


PART II. OTHER INFORMATION

ITEM  5. OTHER  EVENTS.

Mymetics Corp. and its French partner Protein'eXpert SA are proud to announce that recent work has positively demonstrated the biological functionality of the large scale, conformational mimicry between the gp41 HIV transmembrane protein and IL-2, a key protein sometimes referred to as "the immune system's conductor".

Mymetics is convinced that understanding the functionality of such large scale, conformational mimicry, which it first identified in 1997, opens the way to an original and innovative approach to developing vaccines against AIDS.

Mymetics Corp. and Protein'eXpert SA have been able to produce at low cost the synthetic, trimeric and soluble gp41 proteins used in such work and which we believe to be potential AIDS vaccine candidates.

Mymetics holds several patents and patent applications based on this discovery, which we believe to be reinforced and vindicated by the above referenced results.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 16, 2004                      MYMETICS CORPORATION


                                           By: /s/ Christian Rochet
                                              -------------------------------
                                              Christian Rochet,
                                              President,
                                              Chief Executive Officer